SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2005

                              AFG Enterprises, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
         (State or Other Jurisdiction of Incorporation or Organization)

                                    000-28515
                            (Commission File Number)

                                   84-1249735
                        (IRS Employer Identification No.)

           73-595 El Paseo, Suite 2204, Palm Desert, California 92260
               (Address of Principal Executive Offices) (Zip Code)

                                 (760) 674-9696
               Registrant's Telephone Number, Including Area Code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On April 21, 2005, Causey Demgen & Moore Inc. ("CDM") declined to stand for re-appointment as AFG Enterprises, Inc. (the "Company") independent accountants due to the restrictions imposed by Section 208(a) of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities Exchange Commission that prohibit partners on the audit engagement team from providing audit services to the issuer for more than five consecutive years and from returning to audit services with the same issuer within five years. The Company appointed the firm of Singer Lewak Greenbaum & Goldstein LLP ("SLGG") to serve as independent public accountants of the Company for the fiscal year ending December 31, 2004.

      CDM's report on the Company's financial statements for the fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. However, they did include an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern.

      During the years ended December 31, 2003 and 2002 and through April 21, 2005, there were no disagreements with CDM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to CDM's satisfaction, would have caused them to make reference to the subject matter of such disagreements in connection with their report on the Company's financial statements for such years.

      The Company provided CDM with a copy of the foregoing disclosures. Attached as Exhibit 16.1 is a copy of CDM's letter stating its agreement with such statements.

      During the years ended December 31, 2003 and 2002 and through the date hereof, the Company did not consult with SLGG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

Exhibit        Description
-------        -----------

16.1           Letter from Causey Demgen & Moore Inc.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  AFG Enterprises, Inc.
                                  ---------------------
                                       Registrant


Date: April 22, 2005              By: /s/William P. Stelt
                                      -------------------
                                      William P. Stelt, Chief Financial Officer